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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


                        Date of Report: November 30, 2004

                          Commission File No. 001-13783

                      INTEGRATED ELECTRICAL SERVICES, INC.
             (Exact name of registrant as specified in its charter)


           DELAWARE                                        76-0542208
(State or other jurisdiction of             (I.R.S. Employer Identification No.)
incorporation or organization)


                              1800 West Loop South
                                    Suite 500
                              Houston, Texas 77027
               (Address of principal executive offices) (zip code)

       Registrant's telephone number, including area code: (713) 860-1500



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

         On November 30, 2004, Integrated Electrical Services, Inc. (the "Company") entered into an Asset Purchase Agreement (the "Asset Purchase Agreement") among the Company, Goss Electric Company, Inc., a wholly-owned subsidiary of the Company ("Goss Electric"), Goss, Inc. (the "Buyer") and Robert Carl Goss, as guarantor, providing for the sale of substantially all of the assets of Goss Electric to Goss, Inc. for a purchase price of $3,995,000. In determining the sales price for the disposed of assets and liabilities, the Company evaluated past performance, expected future performance, management issues, bonding requirements, market forecasts and the carrying value of such assets and liabilities and received a fairness opinion from an independent consulting and investment banking firm in support of this determination. The closing of the sale under the Asset Purchase Agreement was held on December 2, 2004. Mr. Goss was the president of Goss Electric, prior to the sale, and is the president and owner of the Buyer. The press release announcing the closing of this transaction is filed as Exhibit 99.1 to this Current Report on Form 8-K.

ITEM 7.01  REGULATION FD DISCLOSURE

         On December 6, 2004 the Company issued a press release announcing the release of its third quarter 2004 and 2004 year-end results and the settlement of certain previously disclosed litigation. The press release is furnished as
Exhibit 99.2 to this Current Report on Form 8-K.


ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

         (c)      Exhibits

                  10.1 Asset Purchase Agreement, dated November 30, 2004.

                  99.1 Press release, dated December 2, 2004.

                  99.2 Press release, dated December 6, 2004.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                            INTEGRATED ELECTRICAL SERVICES, INC.



                                            By: /s/ DAVID A. MILLER
                                                -------------------------------
                                                David A. Miller
                                                Vice President and
                                                Chief Accounting Officer



Dated: December 6, 2004

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                               INDEX TO EXHIBITS


EXHIBIT
NUMBER          DESCRIPTION
-------         -----------
10.1            Asset Purchase Agreement, dated November 30, 2004.

99.1            Press release, dated December 2, 2004.

99.2            Press release, dated December 6, 2004.